BLACKROCK FUNDSSM
BlackRock Emerging Markets Long/Short Equity Fund
(the “Fund”)

Supplement dated May 8, 2015 to the Fund’s
Statement of Additional Information dated November 28, 2014

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below:

The first paragraph is deleted in its entirety and replaced with the following:

Jeff Shen, PhD, Dan Blumhardt, CFA, CAIA, and Clint Newman are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeff Shen, PhD	1	18	5	0	16	2
	$54.15 Million	$8.81 Billion	$4.50 Billion	$0	$8.75 Billion	$639.4 Million
Dan Blumhardt, CFA, CAIA*	1	14	5	0	1	0
	$2.92 Million	$6.18 Billion	$5.38 Billion	$0	$1.27 Billion	$0
Clint Newman*	0	3	1	0	0	0
	$0	$237.4 Million	$52.01 Million	$0	$0	$0

* Information provided for Messrs. Blumhardt and Newman is as of April 15, 2015.

The last sentence of the first paragraph and following table of the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” are deleted in their entirety and replaced with the following:

With respect to Mr. Shen, such benchmarks for the Fund and other accounts are: BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and a customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%) and the JPMorgan Emerging Markets Bond Index Plus (40%). The performance of Messrs. Blumhardt and Newman is not measured against a specific benchmark.

The last sentence of the sub-section entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Messrs. Shen, Blumhardt and Newman have unvested long-term incentive awards.

The table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range
Jeff Shen, PhD	$500,001–$1,000,000
Dan Blumhardt, CFA, CAIA*	$1–$10,000
Clint Newman*	None

* Information provided for Messrs. Blumhardt and Newman is as of April 15, 2015.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Shen, Blumhardt and Newman may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Shen, Blumhardt and Newman may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-EMLSE-0515SUP